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                                   EXHIBIT 99

                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Interleukin Genetics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q for the three months ended September 30, 2002 of Interleukin Genetics, Inc. (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 7, 2002                 /s/ Philip R. Reilly
       ----------------                 --------------------
                                        Philip R. Reilly
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (Principal Executive Officer)

Dated: November 7, 2002                 /s/ Fenel M. Eloi
       ----------------                 -----------------
                                        Fenel M. Eloi
                                        Chief Financial Officer,
                                        Secretary & Treasurer
                                        (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.